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                                                                     Exhibit 10



                         CONSENT OF INDEPENDENT AUDITOR

         I hereby consent to the use in this Registration Statement on Form 10-SB of my report dated April 12, 1999 relating to the financial statements of SpectraFAX Corp. appearing in such Registration Statement.



/s/ Clancy and Co., P.L.L.C.
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Clancy and Co., P.L.L.C.
Phoenix, Arizona
February 28, 2000